UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

MOBILE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-40415	98-1583957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 834-5110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BEEP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2024 (the “Closing Date”), Mobile Infrastructure Corporation (the “Company”) entered into a credit agreement (the “Credit Agreement”) with Harvest Small Cap Partners, L.P. and Harvest Small Cap Partners Master, Ltd. (collectively, the “Lenders”). The Credit Agreement provides for, among other things, a $40.4 million revolving credit facility, maturing on September 11, 2025 (the “Revolving Facility”). Borrowings under the Revolving Facility will accrue interest at a rate of 15.0% per annum, with interest payable in arrears at maturity or upon repayment of any principal amount borrowed under the Revolving Facility.

In consideration for the commitment to provide the Revolving Facility, the Company has agreed to issue (i) 250,000 shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company to the Lenders on the Closing Date and (ii) an additional 250,000 shares of Common Stock (the “Additional Shares”) if the Company draws $15.0 million or more under the Revolving Facility (collectively, the “Consideration Shares”). Pursuant to the Joinder Agreement (as defined below), the Consideration Shares are subject to a 180-day lock-up period commencing on the date of issuance of the Consideration Shares.

In addition, on the Closing Date, the Lenders executed a joinder agreement (the “Joinder Agreement”) to that certain Registration Rights Agreement, dated August 25, 2023, pursuant to which the Company has agreed to use its reasonable best efforts to register the resale of the Consideration Shares via a registration statement on Form S-11 or Form S-3 to be filed with the Securities and Exchange Commission on the earlier of (i) the date the Company files a post-effective amendment to its Registration Statement on Form S-11 (File No. 333-274666) following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and (ii) the thirtieth (30th) day after the Company is eligible to register for resale the Registrable Securities (as defined in the Registration Rights Agreement) on a registration statement on Form S-3.

The Credit Agreement contains representations and warranties, covenants and events of default customary for agreements of this type.

Mr. Jeffrey Osher, co-chair of the Company’s board of directors, is the managing member of No Street Capital LLC, which serves as the investment manager of Harvest Small Cap Partners, L.P. and Harvest Small Cap Partners Master, Ltd. Accordingly, the Revolving Facility constitutes a related party transaction for the Company pursuant to Item 404 of Regulation S-K.

The foregoing description of the Credit Agreement and the Joinder Agreement is a summary only and is qualified in its entirety by reference to the full text of the Credit Agreement and the Joinder Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information contained in the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Consideration Shares will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

Share Repurchase Program

In addition, on September 11, 2024, the Company issued a press release (the “Press Release”) announcing that its board of directors (the “Board”) authorized a repurchase program (the “Share Repurchase Program”) for the repurchase of up to $10,000,000 of shares of the Company’s outstanding Common Stock.

Repurchases may be made from time to time through open market purchases or through privately negotiated transactions subject to market conditions, applicable legal requirements and other relevant factors. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. The repurchase program does not obligate the Company to acquire any particular amount of its Common Stock and may be suspended at any time at the Company’s discretion. The timing and number of shares repurchased will depend on a variety of factors, including the stock price, business and market conditions, corporate and regulatory requirements, alternative investment opportunities, acquisition opportunities, and other factors.

A copy of the Press Release dated September 11, 2024, regarding the Share Repurchase Program is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Payment of Preferred Stock Dividends

Also on September 11, 2024, the Company announced that the Board declared the payment of accrued and unpaid dividends on the shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), of the Company, which will be paid at a rate of $319.81 per share on or about September 30, 2024 and accrued and unpaid dividends on the shares of Series 1 Preferred Stock, par value $0.0001 per share (the “Series 1 Preferred Stock”), of the Company, which will be paid at a rate of $299.84 per share on or about September 30, 2024 (collectively, the “Prior Dividend”). The Prior Dividend will be payable to the holders of record of the Series A Preferred Stock and the Series 1 Preferred Stock as of the close of business on September 10, 2024. Following the payment of the Prior Dividend, the Company will be current in the payment of all accrued and unpaid dividends for all past dividend periods on the Series A Preferred Stock and Series 1 Preferred Stock. In addition, the Board authorized and the Company declared the monthly dividend on the Series A Preferred Stock and the Series 1 Preferred Stock for September, which will be paid at a rate of $4.791 per share of Series A Preferred Stock and $4.583 per share of Series 1 Preferred Stock on October 14, 2024 (the “September Dividend”). The September Dividend will be payable to holders of record of the Series A Preferred Stock and the Series 1 Preferred Stock as of the close of business on September 29, 2024.

The declaration and payment of future dividends is subject to the Board’s discretion and will be determined by the Board based on the Company’s financial condition and such other considerations as the Board deems relevant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1*	Credit Agreement dated September 11, 2024, by and among the Company and the Lenders.

10.2	Joinder Agreement dated September 11, 2024, by and among the Company and the Lenders.

99.1	Press Release dated September 11, 2024.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

*	Certain of the exhibits or schedules of this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: September 11, 2024	By:	/s/ Stephanie Hogue
	Name:	Stephanie Hogue
	Title:	President, Treasurer, and Corporate Secretary